UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  July 21, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02(d).  ELECTION OF DIRECTORS

      On July 23, 2008, Jones Lang LaSalle Incorporated ("Jones Lang LaSalle") issued a press release announcing that its Board of Directors (the "Board") has elected Roger T. Staubach to serve as a member of the Board, effective July 21, 2008. Mr. Staubach is the Executive Chairman of the firm's Americas region, having assumed that role on July 11, 2008, when Jones Lang LaSalle completed the previously announced transaction to merge its operations with The Staubach Company (the "Merger"), of which Mr. Staubach was an indirect shareholder.

      Pursuant to the Agreement and Plan of Merger relating to the transaction (the "Merger Agreement"), Jones Lang LaSalle agreed that it would cause Mr. Staubach to be appointed to the Board. Thereafter, unless Mr. Staubach's employment with Jones Lang LaSalle or one of its Subsidiaries is terminated by Jones Lang LaSalle without cause, by Mr. Staubach for good reason or due to Mr. Staubach's disability (as the terms "cause," "good reason" and "disability" are defined under Mr. Staubach's employment arrangements with Jones Lang LaSalle) and as long as Mr. Staubach complies with Jones Lang LaSalle's policies and guidelines applicable to all members of the Board, Jones Lang LaSalle has agreed that it shall cause Mr. Staubach to be included in the slate of persons nominated to serve as directors on the Board during any Earnout Calculation Period (as defined pursuant to the Merger Agreement). Upon any termination of Mr. Staubach's employment by Jones Lang LaSalle with cause, by Mr. Staubach without good reason or due to disability, Mr. Staubach shall promptly resign from the Board.

      As Mr. Staubach is employed by Jones Lang LaSalle, he will be serving on the Board as a member of management and therefore will not qualify as an independent member of the Board or serve on any of its Committees. Accordingly, Mr. Staubach will not be paid any Director's fees or other compensation for serving on the Board.

      Mr. Staubach has elected to receive shares of Jones Lang LaSalle Common Stock in connection with the Merger Agreement. The number of shares, representing substantially all of the consideration that Mr. Staubach received in connection with the Merger, will be calculated, known and filed with the Securities and Exchange Commission on a Form 4 for Mr. Staubach at or about the time that a registration statement required to be filed by the Company after the closing of the Merger becomes effective with respect to the shares.

      A copy of the press release announcing the election of Mr. Staubach is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle
                  Incorporated on July 23, 2008 announcing the election of Mr. Roger T. Staubach to the Company's Board of Directors.











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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 25, 2008                JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Mark J. Ohringer
                                          --------------------------------
                                          Name:   Mark J. Ohringer
                                          Title:  Executive Vice President,
                                                  Global General Counsel
                                                  and Corporate Secretary



















































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                                EXHIBIT INDEX
                                -------------


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1       Press Release Dated July 23, 2008





























































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